UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 11, 2024

Nasdaq, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38855	52-1165937
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

151 W. 42nd Street, New York, New York	10036
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: +1 212 401 8700

No change since last report

(Former Name or Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	NDAQ	The Nasdaq Stock Market
4.500% Senior Notes due 2032	NDAQ32	The Nasdaq Stock Market
0.900% Senior Notes due 2033	NDAQ33	The Nasdaq Stock Market
0.875% Senior Notes due 2030	NDAQ30	The Nasdaq Stock Market
1.75% Senior Notes due 2029	NDAQ29	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 11, 2024, the Company held its 2024 Annual Meeting of Shareholders, and the Company’s shareholders took the following actions: (i) elected each of the Company’s twelve nominees for director to serve until the 2025 Annual Meeting of Shareholders and until their successors are duly elected and qualified, (ii) approved the Company’s executive compensation on an advisory basis, (iii) ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024 and (iv) did not approve the shareholder proposal entitled “Special Shareholder Meeting Improvement.”

The table below shows the voting results, which exclude excess shares that were ineligible to vote as a result of the 5% voting limitation in the Company’s Amended and Restated Certificate of Incorporation, as amended (the “Charter”).

	FOR	AGAINST	ABSTAIN	BROKER NON- VOTES
Proposal 1: Election of Directors
Melissa M. Arnoldi	340,861,019	1,197,497	529,831	24,194,441
Charlene T. Begley	328,937,060	13,132,551	518,736	24,194,441
Adena T. Friedman	320,106,741	17,766,017	4,715,589	24,194,441
Essa Kazim	341,211,398	883,743	493,206	24,194,441
Thomas A. Kloet	340,181,614	1,891,598	515,135	24,194,441
Kathryn A. Koch	341,702,405	381,015	504,927	24,194,441
Holden Spaht	341,705,283	387,703	495,361	24,194,441
Michael R. Splinter	328,572,623	13,492,077	523,647	24,194,441
Johan Torgeby	341,656,425	305,282	626,640	24,194,441
Toni Townes-Whitley	340,852,168	1,231,004	505,175	24,194,441
Jeffery W. Yabuki	340,776,902	1,271,122	540,323	24,194,441
Alfred W. Zollar	339,103,263	2,978,364	506,720	24,194,441

Proposal 2: Approval of the Company’s Executive Compensation on an Advisory Basis	333,421,804	8,540,999	625,544	24,194,441

	FOR	AGAINST	ABSTAIN	BROKER NON- VOTES
Proposal 3: Ratification of the Appointment of Ernst & Young LLP as the Company’s Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2024	344,543,179	21,747,864	491,745	—

Proposal 4: Shareholder Proposal – “Special Shareholder Meeting Improvement”	85,306,557	256,613,144	668,646	24,194,441

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 14, 2024	NASDAQ, INC.

	By:	/s/ John A. Zecca
	Name:	John A. Zecca
	Title:	Executive Vice President and Chief Legal Officer